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                                                                    Exhibit 23.3

                    CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) of Jacor Communications, Inc. pertaining to the 1997 Long-Term Incentive Stock Plan of our report dated February 21, 1997, with respect to the consolidated financial statements of Premiere Radio Networks, Inc. included in Jacor Communications, Inc.'s Current Report on Form 8-K(A) dated April 7, 1997, filed with the Securities and Exchange Commission.

                                             Ernst & Young LLP

Los Angeles, California
June 5, 1997

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